Earnings per share	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
Earnings per share
Earnings per share

(a) Basic

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the Group by the weighted average number of shares in issue during the period excluding ordinary shares held as treasury shares (Note 22).

	2018	2017	2016
(Loss) / Profit from operations attributable to equity holders of the Group	(24,622)	13,198	11,568
Weighted average number of shares in issue (thousands)	116,637	120,599	121,421
Basic (loss) / earnings per share from operations	(0.211)	0.109	0.095

(b) Diluted

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares: equity-settled share options and restricted units. For these instruments, a calculation is done to determine the number of shares that could have been acquired at fair value, based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the equity-settled share options. As of December 31, 2018, there were 737 thousands (2017: 851 thousands; 2016: 1,658 thousands) share options/restricted units outstanding that could potentially have a dilutive impact in the future but were antidilutive for the periods presented.

	2018	2017	2016
(Loss) / Profit from operations attributable to equity holders of the Group	(24,622)	13,198	11,568
Weighted average number of shares in issue (thousands)	116,637	120,599	121,421
Adjustments for:
- Employee share options and restricted units (thousands)	1,198	1,604	1,695
Weighted average number of shares for diluted earnings per share (thousands)	117,835	122,203	123,116
Diluted (loss) / earnings per share from operations	(0.211)	0.108	0.094